UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 10, 2007
MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction	Commission File Number	(IRS Employer
of incorporation)		Identification No.)

125 West 55th Street,
New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
SIGNATURES

FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.
Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates.

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 10, 2007, IMTT Holdings Inc., which is 50% owned by Macquarie Infrastructure Company LLC, through two wholly owned subsidiaries (collectively “IMTT”) issued $215 million of Gulf Opportunity Zone Bonds (GO Zone Bonds) in two tranches. The proceeds from the issuance of the GO Zone Bonds will be used to fund qualified project costs at its St Rose and Geismar storage facilities incurred subsequent to August 12, 2005 (in the case of St Rose) and April 28, 2005 (in the case of Geismar) and before January 1, 2011. Of the proceeds from the issuance of the GO Zone Bonds, $113 million (an amount approximately equivalent to IMTT’s aggregate capital expenditures at St Rose and Geismar from the aforementioned dates through the date of issuance) have been made immediately available to IMTT and will be used to repay part of the outstanding balance under IMTT’s revolving credit facility. The balance of the proceeds from the GO Zone Bond issuance ($100.5 million net of transaction costs) are currently held in trust and will be released to IMTT as further capital expenditure at the specified terminals is undertaken. While held in trust, the proceeds will be invested by the trustee in short term debt instruments with high credit rating. It is anticipated that all proceeds from the issuance held by the trustee will be released to IMTT by the end of 2008.
The GO Zone Bonds are fully credit supported by letters of credit drawn under IMTT’s revolving credit agreement.
For federal income tax purposes, interest on the GO Zone Bonds is excluded from gross income, and is not an item of tax preference for purposes of federal alternative minimum tax imposed on individuals and corporations that are investors in the Go Zone Bonds; however, for purposes of computing the federal alternative minimum tax imposed on certain corporations, such interest is taken into account in determining adjusted current earnings. As a consequence of this and the credit support provided by the letters of credit, the floating interest rate applicable to similar bonds has historically averaged approximately 67% percent of LIBOR. Interest on the GO Zone Bonds is deductible to IMTT as incurred except to the extent capitalized and amortized as part of project costs as required, for federal income tax purposes.
The key terms of the GO Zone Bonds issued are summarized in the table below.

Facility Term
Amount Outstanding	$215 million
Amount Released to IMTT	$113 million
Amount Held by Bond Trustee	$100.5 million
Term	30 years from date of issuance
Amortization	Nil. Repayable in full at maturity
Interest Rate	Floating at tax exempt bond tender rates
Security	Unsecured. Required to be supported at all times by bank letter of credit
Financial Covenants	Nil
Restrictions on Payments of Dividends	Nil
IMTT has partially hedged its interest rate exposure in relation to the floating rate Go Zone Bonds by entering into a 10 year fixed/floating interest rate swap pursuant to which IMTT pays a fixed rate of 3.662% and receives 67% of 1 month LIBOR. The face value of the interest rate swap commences at

$75 million and increases progressively to $215 million by the end of 2008 reflecting broadly the estimated schedule for drawing down the Go Zone Bond proceeds from the trustee.
Section 3 — Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
On July 13, 2007, Macquarie Infrastructure Company LLC issued 21,972 limited liability company interests to Macquarie Infrastructure Management (USA) Inc., or MIMUSA, upon reinvestment of the $1.0 million performance fee due to MIMUSA for the fiscal quarter ended March 31, 2007, as previously disclosed. The securities were issued in a private placement under Section 4(2) of the Securities Act of 1933, as amended, and pursuant to the terms of the Management Services Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date July 16, 2007	By:	/s/ Peter Stokes

Name: Peter Stokes
Title: Chief Executive Officer